September 15, 2008
Sterling Mining Company Suspends Production at Sunshine Mine

Coeur d'Alene, ID -- September 15, 2008 - Sterling Mining Company (TSX:SMQ / OTCBB:SRLM / FSE:SMX) today announced it has suspended commercial production activities at the Sunshine Mine in Idaho.

Since 2003 Sterling Mining staff and employees have dedicated themselves to rehabilitating and resuming production at the Sunshine Mine. Despite resuming production in late 2007 and the significant progress made in the first half of 2008, the operation has encountered a series of unforeseen and unavoidable delays. Production through the end of August totaled approximately 354,000 ounces of silver, which is substantially less than management's expectations and less than what is required for self-sustaining operations. This, combined with volatility as it relates to precious metals stocks, ultimately prevented the Company from obtaining the financing required to continue operations at the current level. The workforce will be immediately reduced by approximately 60%.

“This has been an extremely difficult decision to make and we share the disappointment of our employees and the local community, but we believe this is the only reasonable course of action at this time” said Sterling’s interim President, Ken Berscht.

Sterling continues to view the Sunshine Mine as a tremendous resource and will apply its limited resources to maintaining the mine, continuing to dewater the mine, and pursue a limited exploration plan. There is no assurance as to if and when market conditions will improve and additional financing will be secured, so the Company is unable to make any prediction or estimate with respect to the resumption of full operations at the mine.

About Sterling Mining Company

Sterling Mining controls the Sunshine Mine and related exploration lands in the prolific Silver Valley of northern Idaho. The Company also holds several silver properties in Mexico. Shares of Sterling Mining Company trade on the TSX under the symbol "SMQ", on the OTCBB under the symbol "SLRM", and also on the Frankfurt Stock Exchange under the trading symbol "SMX".

FOR FURTHER INFORMATION, visit the Company's website at www.SterlingMining.com or contact:

Sterling Mining Company
Ken Berscht, President
(403)830-7566

Monique Hayes, Marketing/Communications
Tel: (208) 666-4070 xt. 303

To receive Sterling news via email, please email Supertina@sterlingmining.com and specify "SMQ news" in the subject line.

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STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, LEVEL OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY'S SILVER AND ITS OPERATIONS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, RISKS RELATED TO TECHNOLOGICAL AND OPERATIONAL NATURE OF THE COMPANY'S BUSINESS, CHANGES IN LOCAL GOVERNMENT LEGISLATION, TAXATION OR THE POLITICAL OR ECONOMIC ENVIRONMENT, THE ACTUAL RESULTS OF CURRENT EXPLORATION ACTIVITIES, CONCLUSIONS OF ECONOMIC EVALUATIONS, CHANGES IN PROJECT PARAMETERS TO DEAL WITH UNANTICIPATED ECONOMIC FACTORS, FUTURE PRICES OF SILVER, GOLD AND BASE METALS, INCREASED COMPETITION IN THE MINING INDUSTRY FOR PROPERTIES, EQUIPMENT, QUALIFIED PERSONNEL, AND THEIR RISING COSTS, UNPREDICTABLE RISKS AND HAZARDS RELATING TO THE OPERATION AND DEVELOPMENT OF OUR MINES OR PROPERTIES, THE SPECULATIVE NATURE OF EXPLORATION AND DEVELOPMENT, FLUCTUATIONS IN THE PRICE FOR NATURAL GAS, FUEL OIL AND OTHER KEY SUPPLIES, AS WELL AS THOSE FACTORS DESCRIBED IN THE SECTION ["RISK RELATED TO THE COMPANY'S BUSINESS"] CONTAINED IN THE COMPANY'S MOST RECENT [FORM 40F/ANNUAL INFORMATION FORM] FILED WITH THE SEC AND CANADIAN PROVINCIAL SECURITIES REGULATORY AUTHORITIES. ALTHOUGH THE COMPANY HAS ATTEMPTED TO IDENTIFY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN FORWARD-LOOKING STATEMENTS, THERE MAY BE OTHER FACTORS THAT CAUSE RESULTS TO BE MATERIALLY DIFFERENT FROM THOSE ANTICIPATED, DESCRIBED, ESTIMATED, ASSESSED OR INTENDED. THERE CAN BE NO ASSURANCE THAT ANY STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION WILL PROVE TO BE ACCURATE AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. ACCORDINGLY, READERS SHOULD NOT PLACE UNDUE RELIANCE ON STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION.